Commitments and contingencies	12 Months Ended
Dec. 31, 2012
Commitments and contingencies [Abstract]
Commitments and contingencies
Note 32 – Commitments and contingencies

Legal Proceedings:

The Company is a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its drilling units, in the ordinary course of business or in connection with its acquisition activities. The Company believes that the resolution of such claims will not have a material adverse effect on the Company's operations or financial condition either individually or in the aggregate. The Company's best estimate of the outcome of the various disputes has been reflected in the financial statements of the Company as of December 31, 2012.

Pledged assets

The book value of assets pledged under mortgages and overdraft facilities at December 31, 2012 was $12,886 million (2011: $12,567 million).

Purchase Commitments

At December 31, 2012, the Company had contractual commitments under nineteen newbuilding contracts totaling $5,604 million (2011: $3,012 million). The contracts commitments are mainly yard installments and are for the construction of two semi-submersible rigs, five jack-up rigs, seven drillships and five tender rigs.

The maturity schedule for the contractual commitments as of December 31, 2012 is as follows:

(In US$ millions)	2013	2014	2015	2016	2017	2018 and thereafter
Newbuildings	2,711	1,834	1,059	-	-	-
Total	2,711	1,834	1,059	-	-	-

Guarantees

The Company has issued guarantees in favor of third parties as follows, which is the maximum potential future payment for each type of guarantee:

(In US$ millions)	December 31, 2012	December 31, 2011
Guarantees to customers of the Company's own performance	2,455	1,553
Guarantee in favor of banks	905	764
Guarantee in favor of suppliers	5,522	2,023
Guarantee in favor of Variable Interest Entities	1,655	1,949
Total	10,536	6,289